EXHIBIT 99.2

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE

CROWN AMERICAN REALTY TRUST
SECOND QUARTER 2003
OTHER FINANCIAL AND OPERATING DATA (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003 vs. 2002		2003 vs. 2002
FINANCIAL AND ANALYTICAL DATA:	(in thousands, except per share data)

Total FFO - Incr (decr) - 2003 compared to 2002:	$ 000	$ per share	$ 000	$ per share
Base rents from anchors and mall shops	$554	$0.014	$1,138	$0.028
Percentage rents from anchors and mall shops	(71)	(0.002)	95	0.002
Temporary and promotional leasing income	124	0.003	245	0.006
Mall operating costs, net of tenant recovery income	(781)	(0.020)	(1,876)	(0.047)
Utility income, miscellaneous mall income, equity in joint venture	303	0.008	466	0.012
Straight line rental income	(188)	(0.005)	(308)	(0.008)
Interest expense	720	0.019	1,592	0.039
Core mall operations	661	0.017	1,352	0.032

Property admin. and general & admin. expenses	(195)	(0.005)	(231)	(0.006)
Cash flow support earned	(684)	(0.018)	(658)	(0.016)
Gain on sale of outparcel land	80	0.002	(11)	-
Depreciation and amortization expense	(40)	(0.001)	(23)	(0.001)
FFO from mall acquisitions, net of interest expense	1,716	0.045	3,440	0.085
Loss from discontinued operations, net of depreciation	(158)	(0.004)	(232)	(0.006)
Lease buyout income	(148)	(0.004)	(350)	(0.009)
Expensing of costs related to the proposed merger	(1,597)	(0.042)	(2,988)	(0.074)
Loss on early extinguishment of debt	-	-	4,314	0.107
Other items	61	0.002	61	0.002
Change in FFO before pref'd div's and minority interest	(304)	(0.008)	4,674	0.114
Allocation to minority interest in Operating Partnership	1,383	-	561	-
Net dilution per share due to change in shares & units outstanding	-	(0.004)	-	(0.042)
Rounding to whole cents	-	0.002	-	(0.002)
Change in FFO allocable to common shareholders	$1,079	$(0.010)	$5,235	$0.070

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Funds from Operations ($000 except per share data):
Net income (loss)	$1,170	$2,222	$(13,736)	$(17)
Adjustments:
Minority Interest in Operating Partnership	1,750	1,300	6,343	2,756
Depreciation and amortization - real estate	12,084	10,679	23,755	21,673
Depreciation - joint ventures and other line items	466	488	919	910
Cash flow support amounts	80	764	871	1,529
Loss on asset sales	-	-	13,787
Depreciation from discontinued operations	-	401	387	801
FFO before allocations to minority interest and pref'd shares	15,550	15,854	32,326	27,652
Allocation to preferred shareholders (preferred dividends)	(3,404)	(3,404)	(6,806)	(6,806)
Allocation to minority interest in Operating Partnership	(1,855)	(3,238)	(4,972)	(5,533)
FFO allocable to common shares	$10,291	$9,212	$20,548	$15,313
FFO per common share	$0.32	$0.33	$0.63	$0.56

Avg. common shares outstanding during the period	32,170	27,619	32,110	26,918
Avg. common shares and units outstanding during the period	38,094	37,576	40,018	36,874

Avg. common shares outstanding during the period for diluted FFO	32,537	28,075	32,436	27,331
Avg. common shares & units during the period for diluted FFO	38,461	38,032	40,344	37,287

Components of Minimum Rents:
Anchor - contractual or base rents	$5,692	$5,978	$11,413	$11,955
Mall shops - contractual or base rents	23,141	20,288	46,148	40,471
Mall shops - percentage rent in lieu of fixed base rent	851	644	1,808	1,353
Straight line rental income	98	220	284	458
Ground lease - contractual or base rents	582	525	1,142	1,050
Lease buyout income	100	248	219	569
Total minimum rents	$30,464	$27,903	$61,014	$55,856
Components of Percentage Rents:
Anchors	$472	$624	$1,175	$1,160
Mall shops and ground leases	964	883	1,977	1,884
Total percentage rents	$1,436	$1,507	$3,152	$3,044

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE

CROWN AMERICAN REALTY TRUST
SECOND QUARTER 2003
OTHER FINANCIAL AND OPERATING DATA (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
	(in thousands, except as noted)

EBITDA: earnings (including gain on sale of outparcel land)
before interest, taxes and all depreciation and amortization	$28,431	$28,447	$57,451	$57,242

Debt and Interest:

Fixed rate debt at period end	$578,961	$590,707	$578,961	$590,707
Variable rate debt at period end	174,728	64,528	174,728	64,528
Total debt at period end	$753,689	$655,235	$753,689	$655,235

Weighted avg. interest rate on fixed rate debt for the period	7.4%	7.6%	7.4%	7.6%
Weighted avg. interest rate on variable rate debt for the period	3.5%	4.1%	3.5%	4.1%

Total interest expense for period	$12,743	$12,616	$25,411	$25,317
Amort. of deferred debt cost for period (incl. in interest exp)	463	435	926	869
Capitalized interest costs during period	-	-	-	-

Capital Expenditures Incurred:

Mall shop tenant allowances	$3,022	$1,836	$3,509	$3,180
Anchor/Big Box tenant allowances	4,343	-	6,843	400
Leasing costs and commissions	733	558	1,517	963
Operational capital expenditures at properties	958	1,638	2,076	2,161
Expansions and major renovations	756	146	1,434	351
All other capital expenditures (included in Other Assets)	401	222	667	358
Total Capital Expenditures during the period	$10,213	$4,400	$16,046	$7,413

OPERATING DATA:

Mall shop GLA at period end (000 sq. ft.)			5,669	5,289

Mall shop Occupancy percentage at period end			90%	89%

Comp. Store Mall shop sales - 6 months ($ per sq. ft.)			$117.95	$115.67

Mall shop occupancy cost percentage at period end			10.2%	10.0%

Average mall shop base rent at period end ($ per sq. ft.)			$21.23	$20.54

Mall shop leasing for the period:
New leases - sq. feet (000)	52	90	176	154
New leases - $ per sq. ft.	$26.86	$22.21	$20.66	$24.02
Number of new leases signed.	36	47	80	89

Net effective rent for new leases signed in the period (per sq. ft.)	$23.14	$20.59	$17.51	$21.88

Renewal leases - sq. feet (000)	117	81	263	214
Renewal leases - $ per sq. ft.	$22.13	$17.75	$20.23	$17.34
Number of renewal leases signed	58	33	111	83

Tenant Allowances for leases signed during the period:
First Generation Space - per sq. ft.	$25.70	$-	$18.16	$-
Second Generation Space - per sq. ft.	$5.97	$4.75	$8.70	$4.83
Leases Signed during the period by:
First Generation Space - sq. feet (000)	3	-	5	-
Second Generation Space - sq. feet (000)	166	171	434	368

Theater and free-standing leasing for the period:
New leases - sq. feet (000)	-	19	-	38
New leases - $ per sq. ft.	$-	$7.89	$-	$8.03
Tenant allowances -- $ per sq. ft.	$-	$17.32	$-	$13.79

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CROWN AMERICAN REALTY TRUST
LEASE EXPIRATION SUMMARY FOR 2003 TO 2012
MALL STORES
AS OF JUNE 30, 2003

	NUMBER OF		AVG. BASE
	LEASES	SQUARE	RENT PER
YEAR	EXPIRING	FEET	SQUARE FOOT

2003 (6 months)	103	246,132	$15.70
2004	248	594,990	17.30
2005	199	427,192	21.26
2006	239	537,247	20.10
2007	209	620,772	19.73
2008	188	634,972	19.64
2009	159	450,621	20.87
2010	151	445,836	22.81
2011	114	373,971	20.59
2012	99	335,528	21.22
TOTALS	1,709	4,667,261	$19.92

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CROWN AMERICAN REALTY TRUST

TOP 25 REVENUE-GENERATING TENANTS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2003

		PERCENT OF	NUMBER OF	TOTAL
		TOTAL	OPEN STORES	SQ FT
TENANT	NOTES	REVENUES	AT JUNE 30	OCCUPIED

Sears, Roebuck and Co.		4.7%	22	2,281,226
The Limited Stores Inc.	(1)	4.3%	62	299,584
J C Penney Inc.	(2)	4.1%	25	2,062,538
The Gap	(3)	3.3%	29	330,383
The Bon-Ton	(4)	2.6%	16	1,162,553
Footlocker, Inc.	(5)	2.2%	40	156,932
Transworld Entertainment	(6)	2.0%	27	121,245
Shoe Show of Rocky Mt. Inc.		1.7%	26	130,809
American Eagle Outfitters		1.7%	21	95,149
Sterling Jewelers	(7)	1.7%	29	39,240
Hallmark-Owned Stores		1.6%	27	104,900
Fashion Bug	(8)	1.5%	19	142,521
Borders	(9)	1.5%	25	106,750
Zales	(10)	1.5%	48	33,456
KB Toys (Bain Capital)	(11)	1.3%	26	90,539
The Finish Line Inc.		1.3%	17	86,673
Regis Stores	(12)	1.3%	57	65,414
Christopher & Banks		1.1%	25	86,585
Payless Shoesource Inc.		1.1%	23	80,634
May Department Stores Co.	(13)	1.0%	14	1,524,226
Deb Shops Inc.		1.0%	17	103,371
Value City Department Stores		0.9%	5	372,713
Tandy Corporation	(14)	0.9%	28	69,510
Cole National	(15)	0.9%	31	33,341
Pacific Sunwear		0.8%	19	61,565
		46.0%		9,641,857

Notes:
(1) Includes Limited Express, The Limited (core division), Bath & Body Works,
Victoria's Secret and Structures.
(2) Includes 23 J.C. Penney department stores and three Eckerd stores.
(3) Includes Gap, Gap Kids, and Old Navy.

(4) Includes fifteen department stores and two home stores. One department store is tenant owned and does not pay base or percentage rent and one department store is leased from a third party and is subleased to The Bon-Ton.

(5) Includes Footlocker, Lady Footlocker, Champs, and Kids Footlocker
(6) Includes Camelot Music, Disc Jockey, and FYE Stores.
(7) Operates as Kay Jewelers, Belden Jewelers, J.B. Robinson Jewelers and Shaw Jewelers.
(8) Includes Fashion Bug, Fashion Bug Plus, and Lane Bryant.
(9) Operates as Borders and Waldenbooks.
(10) Operates as Gemstone Jewelry, Piercing Pagoda, Plumb Gold, Gordons Jewelers, and Zales Jewelers.
(11) Operates as Kay-Bee Toys and KB Toys.
(12) Operates as Master Cuts, Trade Secrets, Cost Cutters, Super Cuts, Mia & Maxx, Hair Plus and Regis Salons.
(13) Includes eight Kaufmanns and five Hechts department stores and one Davids Bridal store. Nine of the department stores are tenant owned and do not pay base rent or percentage rent.
(14) Operates as Radio Shack.
(15) Operates as Things Remembered and Pearle Vision.

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CROWN AMERICAN REALTY TRUST
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
	(in thousands, except per share data)
Rental operations:
Revenues:
Minimum rent	$30,464	$27,903	$61,014	$55,856
Percentage rent	1,436	1,507	3,152	3,044
Property operating cost recoveries	11,093	9,753	22,526	19,860
Temporary and promotional leasing	2,404	2,098	4,821	4,219
Utility redistribution income	3,355	3,359	6,896	6,720
Miscellaneous income	719	460	1,499	1,104
	49,471	45,080	99,908	90,803

Property operating costs:
Recoverable operating costs	14,381	12,579	29,636	25,586
Property administrative costs	806	715	1,546	1,435
Other operating costs	903	546	1,901	1,343
Utility redistribution expense	2,533	2,700	5,135	5,203
Depreciation and amortization	12,084	10,679	23,755	21,673
	30,707	27,219	61,973	55,240
	18,764	17,861	37,935	35,563
Other expenses:
General and administrative	3,130	1,429	5,978	2,870
Interest	12,743	12,616	25,411	25,317
Loss on early extinguishment of debt	-	-	-	4,314
	15,873	14,045	31,389	32,501
	2,891	3,816	6,546	3,062

Property sales, disposals and adjustments:
Gain (loss) on sale of outparcel land	29	(51)	83	94

Minority interest in Operating Partnership	(1,750)	(1,300)	(6,343)	(2,756)

Income from continuing operations	1,170	2,465	286	400

Discontinued operations:
Loss from discontinued operations	-	(243)	(235)	(417)
Loss on asset sales	-	-	(13,787)	-
	0	(243)	(14,022)	(417)

Net income (loss)	1,170	2,222	(13,736)	(17)
Dividends on preferred shares	(3,404)	(3,404)	(6,806)	(6,806)
Net loss applicable to common shareholders	$(2,234)	$(1,182)	$(20,542)	$(6,823)

Per common share information:
Basic and Diluted EPS:
Loss from continuing operations before
discontinued operations, net of preferred dividends	$(0.07)	$(0.03)	$(0.20)	$(0.23)
Loss from discontinued operations	-	(0.01)	(0.44)	(0.02)
Net loss	$(0.07)	$(0.04)	$(0.64)	$(0.25)

Weighted average shares outstanding - basic (000)	32,170	27,619	32,110	26,918

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CROWN AMERICAN REALTY TRUST
Consolidated Balance Sheets

	June 30,	December 31,
	2003	2002
	(Unaudited)
	(in thousands, except share
	and per share data)
Assets

Income-producing properties:
Land	$156,176	$156,338
Buildings and improvements	1,085,762	1,072,366
Deferred leasing and other charges	39,543	43,038
	1,281,481	1,271,742
Accumulated depreciation and amortization	(499,229)	(481,284)
	782,252	790,458

Minority interest in Operating Partnership	-	3,265

Investment in joint venture	2,747	3,114
Cash and cash equivalents, unrestricted	11,437	14,122
Restricted cash and escrow deposits	11,102	8,967
Tenant and other receivables	13,200	14,813
Deferred charges and other assets	14,415	19,384
Assets from discontinued operations	-	25,309
	$835,153	$879,432

Liabilities and Shareholders' Equity

Debt on income-producing properties	$753,689	$737,566
Accounts payable and other liabilities	41,904	44,569
Liabilities from discontinued operations	-	13,952
	795,593	796,087

Commitments and contingencies

Shareholders' equity:
Non-redeemable senior preferred shares, 11% cumulative,
$.01 par value, 2,500,000 shares authorized and issued	25	25
Common shares, par value $.01 per share, 120,000,000 shares
authorized, 33,829,159 and 33,572,694 shares issued at
June 30, 2003 and December 31, 2002, respectively	338	335
Additional paid-in capital	367,038	365,247
Accumulated deficit	(312,260)	(266,554)
	55,141	99,053
Less common shares held in treasury at cost; 1,534,398
shares at both June 30, 2003 and December 31, 2002	(14,652)	(14,652)

Less preferred shares held in treasury at cost; 25,000 shares at
both June 30, 2003 and December 31, 2002	(929)	(929)

Accumulated other comprehensive loss	-	(127)
	39,560	83,345
	$835,153	$879,432

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE

CROWN AMERICAN REALTY TRUST
Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2003	2002
	(in thousands)

Cash flows from operating activities:
Net loss	$(13,736)	$(17)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Minority interest in Operating Partnership	6,343	2,756
Equity earnings in joint venture	(253)	(191)
Depreciation and amortization	25,450	23,288
Operating loss from discontinued operations	235	418
Loss on asset sales	13,787	0
Loss on early extinguishment of debt	-	4,314
Net changes in:
Tenant and other receivables	1,626	1,120
Deferred charges and other assets	3,795	2,441
Restricted cash and escrow deposits	(2,088)	(1,983)
Accounts payable and other liabilities	(3,203)	(12,877)
Net cash from discontinued operations	(319)	331
Net cash provided by operating activities	31,637	19,600

Cash flows from investing activities:
Investment in income-producing properties	(15,379)	(7,006)
Change in investing escrow deposits	(1,062)	(557)
Distributions from joint venture	435	220
Capital investments in discontinued operations	0	(51)
Net cash used in investing activities	(16,006)	(7,394)

Cash flows from financing activities:
Net proceeds from common share issuance and exercise of stock options	1,908	47,291
Proceeds from issuance or assumption of debt, net of loan deposits and prepayment penalties	24,707	48,797
Cost of issuance of debt	-	(967)
Debt repayments	(7,576)	(92,928)
Dividends and distributions paid on common shares and partnership units	(17,810)	(15,283)
Dividends paid on senior preferred shares	(6,806)	(6,806)
Cash flow support payments	871	1,529
Debt repaid on discontinued operations	(13,610)	(4,702)
Net cash used in financing activities	(18,316)	(23,069)

Net decrease in cash and cash equivalents	(2,685)	(10,863)

Cash and cash equivalents, beginning of period	14,122	16,999

Cash and cash equivalents, end of period	$11,437	$6,136

Supplemental Cash Flow Data:

Interest paid (net of capitalized amounts)	$24,516	$24,562
Other comprehensive income - hedging activities	$127	$377

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